UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2025

Central Index Key Number of the issuing entity: 0002096187

BANK5 2025-5YR18

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC
Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-282099-08	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations.

Item 1.01. Entry into a Material Definitive Agreement.

On December 9, 2025, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) created BANK5 2025-5YR18 (the “Issuing Entity”) and caused the issuance of the BANK5 2025-5YR18 Commercial Mortgage Pass-Through Certificates, Series 2025-5YR18 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated and effective as of December 1, 2025 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Trimont LLC, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Each of the Mortgage Loans identified as “Mall at Bay Plaza” and “Capital Storage Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Mall at Bay Plaza Mortgage Loan” and the “Capital Storage Portfolio Mortgage Loan,” respectively), which are assets of the Issuing Entity, is part of a whole loan (the “Mall at Bay Plaza Whole Loan” and the “Capital Storage Portfolio Whole Loan,” respectively) that includes such Mortgage Loan and other pari passu loans, which are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that each of the Mall at Bay Plaza Mortgage Loan and the Capital Storage Portfolio Mortgage Loan is to be serviced and administered (i) until the securitization of the applicable Servicing Shift Lead Note, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the applicable Servicing Shift Lead Note, under the pooling and servicing agreement entered into in connection with that related securitization.

On December 18, 2025, the Servicing Shift Lead Note in the Mall at Bay Plaza Whole Loan and the Servicing Shift Lead Note in the Capital Storage Portfolio Whole Loan were securitized pursuant to the Wells Fargo Commercial Mortgage Trust 2025-5C7 securitization transaction. As of such date, each of the Mall at Bay Plaza Mortgage Loan and the Capital Storage Portfolio Mortgage Loan is being serviced and administered under the Pooling and Servicing Agreement, dated as of December 1, 2025 (the “WFCM 2025-5C7 PSA”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as a special servicer, CWCapital Asset Management LLC, as a special servicer, KeyBank National Association, as a special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer. The WFCM 2025-5C7 PSA is attached hereto as Exhibit 99.1. Pursuant to the WFCM 2025-5C7 PSA, KeyBank National Association will initially act as the related Non-Serviced Special Servicer with respect to the Mall at Bay Plaza Mortgage Loan, and CWCapital Asset Management LLC will initially act as the related Non-Serviced Special Servicer with respect to the Capital Storage Portfolio Mortgage Loan.

The terms and conditions of the WFCM 2025-5C7 PSA applicable to the servicing of the Mall at Bay Plaza Mortgage Loan and the Capital Storage Portfolio Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on November 21, 2025 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the Prospectus and the following:

•	The primary servicing fee payable to the related Non-Serviced Master Servicer will accrue at a rate of 0.00125% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for the Mall at Bay Plaza Mortgage Loan and the Capital Storage Portfolio Mortgage Loan);
•	The special servicing fee payable to the related Non-Serviced Special Servicer with respect to the Mall at Bay Plaza Mortgage Loan and the Capital Storage Portfolio Mortgage Loan if such Mortgage Loan is a specially serviced loan thereunder will accrue at a rate equal to the greater of (i) 0.25% per annum and (ii) the per annum rate that would result in a special servicing fee of $5,000 for the related Whole Loan;

•	The workout fee payable to the related Non-Serviced Special Servicer with respect to each of the Mall at Bay Plaza Mortgage Loan and the Capital Storage Portfolio Mortgage Loan if such Mortgage Loan is a corrected loan thereunder will accrue at a rate equal to 1.00%;
•	The liquidation fee payable to the related Non-Serviced Special Servicer with respect to each of the Mall at Bay Plaza Mortgage Loan and the Capital Storage Portfolio Mortgage Loan will accrue at a rate equal to 1.00%; provided that if such rate would result in an aggregate liquidation fee less than $25,000, then the liquidation fee rate will be equal to the lesser of (i) 3.00% and (ii) such lower rate as would result in an aggregate liquidation fee equal to $25,000; and
•	The powers and duties of the Non-Serviced Operating Advisor under the WFCM 2025-5C7 PSA differ in certain respects from those of the operating advisor under the Pooling and Servicing Agreement.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

99.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2025, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as a special servicer, CWCapital Asset Management LLC, as a special servicer, KeyBank National Association, as a special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Lee Green
Name: Lee Green
Title: Managing Director

Dated: December 19, 2025

Exhibit Index

Exhibit No.	Description

99.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2025, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as a special servicer, CWCapital Asset Management LLC, as a special servicer, KeyBank National Association, as a special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.